                                                                   EXHIBIT 99.1



                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: DECEMBER

IN RE:                              :        CASE NO.:  99-52111
                                             Chapter 11
                                    :        Judge:     Marilyn Shea-Stonum
DeVlieg-Bullard, Inc.
Debtor                              :
                                    :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X       Operating Statement             (Form 2)
   -----
     X       Balance Sheet                   (Form 3)
   -----
     X       Summary of Operations           (Form 4)
   -----
     X       Monthly Cash Statement          (Form 5)
   -----
     X       Statement of Compensation       (Form 6)
   -----

   -----     --------------------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (Explain on separate sheet if not true.

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


   Dated:    2-03-00            /s/ Alan Konieczka
         --------------        -----------------------------------------------
                                       Debtor in Possession


                                Chief Operating Officer           815-282-4100
                                ----------------------------------------------
                                Title                                Phone

                         OPERATING STATEMENT (P&L) TOTAL
                                 (Accrual Basis)

     Debtor:   DeVlieg Bullard, Inc.                  Case No:  99-52111
               --------------------------                       --------------

               Month Ending:      31-Dec-99
                               ---------------



                                            Current            Total
                                             Month          Since Filing
                                             -----          ------------
     Total Revenue/Sales                  $ 3,850,693       $ 24,679,423
     Cost of Sales                        $ 2,436,955       $ 14,686,782
     Amortization                         $   146,887       $    833,328
                                          -----------       ------------
     Gross Profit                         $ 1,266,851       $  9,159,313
                                          ===========       ============

        EXPENSES:
     Officer Compensation                 $      --         $    260,978
     Salary Expenses                      $   663,611       $  4,145,645
     Employee Benefits & Pensions         $   122,232       $    796,357
     Payroll Taxes                        $    43,840       $    370,328
     Other Taxes                          $     3,000       $     40,786
     Rent & Lease Expense                 $    90,070       $    595,323
     Interest Expense                     $   195,874       $  1,340,015
     Insurance                            $    29,476       $     53,848
     Automobile & Truck Expense           $      --         $     89,212
     Utilities                            $    94,313       $    512,208
     Depreciation                         $    36,301       $    316,083
     Travel and Entertainment             $    61,577       $    471,561
     Repairs and Maintenance              $     9,057       $    126,593
     Advertising                          $    15,000       $     71,821
     Supplies, Office Expenses, etc       $    53,706       $    392,521
     Other Administrative                 $   112,045       $  2,387,799
                                          -----------       ------------
      TOTAL EXPENSES:                     $ 1,530,102       $ 11,971,078
                                          -----------       ------------
     NET OPERATING PROFIT/(LOSS)          $  (263,251)      $ (2,811,765)
                                          ===========       ============

     Add:  Non-Operating Income:
                 Interest Income          $      --         $       --
                 Other Income             $      --         $  3,175,827

     Add:  Non-Operating Expenses:
                 Professional Fees        $  (290,355)      $ (1,481,409)
                 Other                    $   (28,705)      $   (167,014)
                                          -----------       ------------
     NET INCOME/(LOSS)                    $  (582,311)      $ (1,284,361)
                                          ===========       ============


             Date:
                  ---------              ---------------------------------------

    NOTE:

                          BALANCE SHEET - CONSOLIDATED


    Debtor:   DeVlieg Bullard, Inc.                  Case No:  99-52111
             --------------------------                       --------------

             Month Ending:      31-Dec-99
                             ---------------



     ASSETS:                             CURRENT MONTH      PRIOR MONTH         AT FILING
     -------                             -------------      -----------         ---------
     Cash                               $    663,471       $    630,893      $     330,000
     Inventory                          $ 29,952,527       $ 31,993,473      $  36,580,500
     Accounts Receivable                $ 10,240,207       $ 11,686,206      $  11,660,000
     Insider Receivables                $       --         $       --        $       7,000
     Land and Buildings                 $  3,071,593       $  3,071,593      $   3,061,000
     Furniture, Fixtures, & Equip       $ 13,026,170       $ 13,026,170      $  20,946,000
     Accumulated Depreciation           $(11,466,714)      $(11,407,792)     $ (16,811,000)
     Other: Prepaid                     $  1,747,391       $  2,436,980      $   1,964,000
     Other: Intangibles                 $ 43,238,269       $ 43,407,543      $  44,431,500
                                        ------------       ------------      -------------
     TOTAL ASSETS:                      $ 90,472,914       $ 94,845,066      $ 102,169,000
                                        ============       ============      =============

     LIABILITIES:

     POSTPETITION LIABILITIES
     Accounts Payable                   $  1,255,278       $    844,398      $        --
     Wages and Salaries                 $    358,799       $    408,356      $        --
     Taxes Payable                      $       --         $      3,000      $        --
     Other Accrued                      $    480,000       $    568,962      $        --
                                        ------------       ------------      -------------
     TOTAL POSTPETITION LIABILITIES     $  2,094,077       $  1,824,716      $        --
                                        ============       ============      =============

     SECURED LIABILITIES:
     Subject to Postpetition
     Collateral or Financing Order      $ 18,584,960       $ 19,263,953      $  26,678,000
     All Other Secured Liab             $    737,023       $  1,048,580      $   1,047,000
                                        ------------       ------------      -------------
     TOTAL SECURED LIABILITIES:         $ 19,321,983       $ 20,312,533      $  27,725,000
                                        ============       ============      =============

     PREPETITION LIABILITIES
     Taxes and Other Priority Liab      $  2,073,000       $  2,073,000      $   2,247,000
     Unsecured Liabilities              $ 66,104,590       $ 68,399,832      $  68,171,000
     Other: Insider Payable             $  3,575,295       $  3,317,000      $   3,317,000
                                        ------------       ------------      -------------
     TOTAL PREPETITION LIAB             $ 71,752,885       $ 73,789,832      $  73,735,000
                                        ============       ============      =============
     EQUITY:
     Owners Capital                     $ 16,581,973       $ 17,687,269      $  16,765,000
     Retained Earnings-Pre Pet          $(17,993,643)      $(17,993,643)     $ (16,056,000)
     Retained Earnings-Post Pet         $ (1,284,361)      $   (775,641)     $        --
                                        ------------       ------------      -------------
     TOTAL EQUITY:                      $ (2,696,031)      $ (1,082,015)     $     709,000
                                        ============       ============      =============

     TOTAL LIABILITIES                  ------------       ------------      -------------
     AND EQUITY:                        $ 90,472,914       $ 94,845,066      $ 102,169,000
                                        ============       ============      =============
                                        $       --         $       --        $        --


        Date:
             ----------------       -----------------------------------------

                      SUMMARY OF OPERATIONS - CONSOLIDATED

    Debtor:              DeVlieg Bullard, Inc.            Case No:   99-52111
                         ------------------------                   ------------

                         Month Ending:     31-Dec-99
                                        ----------------

                     SCHEDULE OF POSTPETITION TAXES PAYABLE

                                  BEGINNING      ACCRUED/    PAYMENTS/    ENDING
                                   BALANCE       WITHHELD    DEPOSITS     BALANCE
                                   -------       --------    --------     -------
    INCOME TAXES WITHHELD:
    Federal:                      $   --        $142,395     $142,395    $   --
    State:                        $   --        $ 56,436     $ 56,436    $   --
    Local:                        $   --        $  8,650     $  8,650    $   --

    FICA WITHHELD:                $   --        $ 69,471     $ 69,471    $   --

    EMPLOYERS FICA:               $   --        $ 69,471     $ 69,471    $   --

    UNEMPLOYMENT TAX:
    Federal:                      $   --        $     55     $     55    $   --
    State:                        $ (1,347)     $   --       $   --      $ (1,347)

    SALES, USE & EXCISE TAXES:    $ (2,208)     $   --       $   --      $ (2,208)

    PROPERTY TAXES:               $ 53,000      $  3,000     $   --      $ 56,000

    WORKERS' COMPENSATION         $ 32,000      $   --       $   --      $ 32,000

    OTHER:                        $   --        $   --       $   --      $   --
                                  --------      --------     --------    --------
    TOTALS:                       $ 81,445      $349,478     $346,478    $ 84,445
                                  ========      ========     ========    ========

                          AGING OF ACCOUNTS RECEIVABLE
                        AND POSTPETITION ACCOUNTS PAYABLE

                                                                        % COMPLETION
    Age in Days                     0-30         OVER 30     OVER 60      INVOICING
                                    ----         -------     -------      ---------
    Post Petition Accounts
      Payable                    $  276,768    $  270,720   $  710,001

    Accounts Receivable          $3,763,537    $1,882,492   $2,956,971    $1,637,207


    For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                            Date:
                                 ------------     ------------------------------

                      MONTHLY CASH STATEMENT - CONSOLIDATED


    Debtor:            DeVlieg Bullard, Inc.            Case No:    99-52111
                       --------------------------                   ------------

                       Month Ending:      31-Dec-99
                                       -----------------

    Cash Activity Analysis (Cash Basis Only)



                                 General         Payroll       Tax     Cash Collection
                                 Account         Account     Account       Account
                                 -------         -------     -------       -------

A.  Beginning Balance          $  516,000      $   94,000      $ --      $  --

B.  Receipts                   $2,568,823      $  952,906      $ --      $  --

C.  Balance Available          $3,084,823      $1,046,906      $ --      $  --

D.  Less Disbursements         $2,366,966      $  952,906      $ --      $  --
                               ----------      ----------      -------   --------
E.  Ending Balance             $  717,857      $   94,000      $ --      $  --
                               ==========      ==========      =======   ========



(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:

    1. Depository Name & Location
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------
       see attached schedule: DeVlieg Other Accounts

PAYROLL ACCOUNT:

    1. Depository Name & Location
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------
       see attached schedule: DeVlieg Other Accounts

TAX ACCOUNT:

    1. Depository Name & Location
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
       see attached schedule: DeVlieg Other Accounts

                         Date:
                               -------------     -------------------------------

                             DEVLIEG OTHER ACCOUNTS

    Debtor:           DeVlieg Bullard, Inc.             Case No:   99-52111
                      -------------------------                   -----------

                      Month Ending:       31-Dec-99
                                       -----------------


SERVICES GROUP
GENERAL ACCOUNT:

    1. Depository Name & Location National City Bank
                                  ----------------------------------------------
    2. Account Number             628513872 & 628513933
                                  ----------------------------------------------
PAYROLL ACCOUNT:

    1. Depository Name & Location National City Bank
                                  ----------------------------------------------
    2. Account Number              628520554
                                  ----------------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

POWERMATIC
GENERAL ACCOUNT:

    1. Depository Name & Location Closed w/ sale
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------

PAYROLL ACCOUNT:
    1. Depository Name & Location Closed w/ Sale
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CDs, petty cash)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

TOOLING SYSTEMS DIVISION
GENERAL ACCOUNT:

     1. Depository Name & Location National City Bank
                                   ---------------------------------------------
     2. Account Number             628520925
                                   ---------------------------------------------

PAYROLL ACCOUNT:
    1. Depository Name & Location National City Bank
                                  ----------------------------------------------
    2. Account Number             628513562
                                  ----------------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

                   DEVLIEG - NOTES TO MONTHLY OPERATING REPORTS


    Debtor:        DeVlieg Bullard, Inc.                  Case No:   99-52111
                   -------------------------                       -------------

                   Month Ending:          31-Dec-99
                                       ---------------





     ACCOUNTS DUE PAST 30 DAYS
               VENDOR                  DATE            AMOUNT             REASON
               ------                  ----            ------             ------
     Argus                          Oct             $  42,185.52
     Argus                          Nov             $  48,525.28
     McDonald, Hopkins              Oct             $ 229,548.03
     McDonald, Hopkins              Nov             $ 109,810.24
     Squire, Sanders                Oct             $   8,369.80
     AT&T                             11/16/99      $   2,260.39
     Abel Transmission                10/26/00      $     494.52
     Atlantic Manufacturing           10/30/00      $     681.93
     Best Tool & Machining            11/30/99      $   7,637.00
     Boley Tool Works                 11/12/99      $   2,063.98
     GTM Associates                    8/26/99      $   2,398.00
     Grinding Services                10/22/99      $   3,990.00
     Kawood Gear                      10/28/99      $   4,893.00
     LJ Fabricators                    9/16/99      $   3,794.50
     Manufacturer Foundry             10/22/99      $   6,000.00
     McGill                            9/22/99      $   2,671.63
     Motion                            9/29/99      $   1,104.68
     Rockford Gear                     9/21/99      $   3,419.49
     S&F Manufacturing                 8/25/99      $   3,430.00
     SPZ Machine                      10/13/99      $  27,032.00
     Winnebago                         8/27/99      $   1,592.31
     Plasma Technology                 11/9/99      $   1,264.81
     American Financial                7/20/99      $   2,450.00
     Lay Machinery                    11/20/99      $   9,389.00
     Delage                          8/1-10/15      $  10,290.34
     Comp-Mgmt                         8/11/99      $   3,350.00
     Cuyahoga Cty Tax Assessor         9/20/99      $ 180,994.74
     Sandusky Cty                      8/31/99      $   2,710.19
     Titan                           10/1,10/2      $   2,555.44
     Schulze                         8/5-10/18      $   2,127.30
     Price Waterhouse                 10/26/99      $ 110,000.00
     Other                                          $ 186,187.66
                                                    ------------
                                                    $ 980,721.12
                                                    ============
